UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 6, 2008
PANDA ETHANOL, INC.
(Exact name of registrant as specified in its charter)
000-50282
Commission File Number

Nevada	20-4799979
(State or other jurisdiction of	(I.R.S. Employer
incorporation)	Identification No.)
4100 Spring Valley, Suite 1002
Dallas, Texas 75244
(Address of principal
executive offices, including Zip Code)
972.361.1200
Registrant’s telephone number, including area code:
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02 Unregistered Sales of Equity Securities
Item 3.03 Material Modification to Rights of Security Holders
Item 5.01 Changes in Control of Registrant
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 3.1
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6

Item 1.01 Entry into a Material Definitive Agreement.
     On October 6, 2008, Panda Hereford Ethanol, L.P. (the “Borrower”), a wholly-owned indirect subsidiary of Panda Ethanol, Inc. (the “Company”), entered into a Waiver to Financing Agreement and Depositary and Disbursement Agreement (the “Waiver”) with Société Générale (the “Agent”) and the lenders under that certain Financing Agreement, dated as of July 28, 2006, by and among Borrower, Agent and the lenders named therein, as amended (the “Financing Agreement”). The Waiver provides a limited waiver of departures from certain certifications and requirements to permit borrowings and disbursements of loan proceeds of up to $31.5 million under the Financing Agreement and that certain Depositary and Disbursement Agreement, dated as of July 28, 2006, by and between Borrower and the Agent (the “Disbursement Agreement”) to allow for completion of construction and start-up of the Hereford facility.
     As previously disclosed, due to the construction delays at the Hereford facility, Borrower could not provide the certifications required to request a borrowing under the Financing Agreement or withdrawal of funds from the construction account, including certifications that (i) no default has occurred and is continuing, (ii) it expects to achieve substantial completion by September 30, 2008, (iii) it expects to achieve final acceptance by February 15, 2009, and (iv) it believes it has sufficient funds necessary to achieve completion.
     Pursuant to the Waiver, the lenders waived the requirements described above to allow borrowings and disbursements under the Financing Agreement and the Disbursement Agreement and to waive certain events of default arising in connection with the construction delay. In addition, under the terms of the Waiver, Borrower agreed, among other things:
•	to provide or support the provision of certain protections for the lenders in the case of a bankruptcy event with respect to Borrower;

•	to submit, concurrently with each notice of borrowing and each construction draw request, a revised budget and, semimonthly, an updated timeline for completion of construction and start-up of activities;

•	that it will not pay management fees to the Company in excess of $400,000 in any calendar month, which management fees, when paid, have been $275,000 per month; and

•	that the applicable margin under the Financing Agreement, which is an amount added to the base interest rate and the default interest rate, is increased by 150 basis points to 5.75%.
Borrower also paid a fee in the amount of $442,760 to the consenting lenders.
     The Waiver will be effective until the earliest to occur of (i) January 30, 2009, (ii) the interim completion date and satisfaction of the manure gasifier steam output guarantee, (iii) the date that an event of default, other than an event of default that has been waived, occurs and (iv) the date that is two business days following Borrower’s receipt of notice that it has materially violated the terms of the Waiver.
     As a condition to obtaining the Waiver, on October 6, 2008, the Borrower entered into an Amendment and Additional Funding Agreement to Subordinated Debt Financing Agreement (the “Additional Funding Agreement”) with Balkan Ventures LLC (“Balkan”), the lender under that certain Subordinated Debt Financing Agreement, dated as of July 28, 2006, by and between Borrower and Balkan, as amended (the “Subordinated Financing Agreement”). Pursuant to the Additional Funding Agreement, Balkan consented to the Waiver, made an additional term loan to Borrower in the principal amount of $2,500,000, and extended for an additional three-year term the royalty payable to Balkan equal to 8.5% of distributable cash flows as defined in the Subordinated Financing Agreeement. All terms, conditions, rights, preferences and obligations contained in the Subordinated Financing Agreement apply to the additional loan amount, including the quarterly payment schedule and annual interest rate of 12%.
     As a condition to the Additional Funding Agreement, on October 7, 2008, the Company issued Balkan a Panda Ethanol, Inc. Common Stock Purchase Warrant (the “Balkan Warrant”) to purchase, at any time until October 7, 2013, up to 4,475,446 shares of common stock of the Company at an exercise price of $0.25 per share, subject to certain anti-dilution adjustments. In addition, the warrant holder has participation rights with respect to any issuance of common stock by the Company at less than fair market value.
     On October 6, 2008, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with PLC II, LLC (“PLC II”). PLC II is a wholly-owned subsidiary of Panda Energy International, Inc. (“Panda Energy”), the Company’s founder and largest stockholder, owning approximately 47% of the Company’s outstanding common stock. A description of the relationship between the Company and Panda Energy is provided in the Company’s Definitive Proxy Statement filed on May 30, 2008, in the section entitled “Certain Relationships and Related Transactions,” which section is incorporated herein by reference for all purposes. Pursuant to the Purchase Agreement, the Company agreed to sell to PLC II 25,000 shares of the Company’s Series A Convertible Preferred Stock (the “Series A Preferred Stock”) for cash consideration of $2.5 million. As a condition to such equity investment, the Company also agreed to issue to PLC II a Panda Ethanol, Inc. Common Stock Purchase Warrant (the “PLC II Warrant”) to purchase, at any time until October 7, 2013, up to 5,967,262 shares of common stock of the Company at an exercise price of $0.25 per share, subject to certain anti-dilution adjustments. In addition, the warrant holder has participation rights with respect to any issuance of common stock by the Company at less than fair market value. Also pursuant to the Purchase Agreement, the outstanding principal and interest amount of $1,628,868 owed by the Company to Panda Energy pursuant to the Amended and Restated Loan Agreement, dated July 29, 2008, by and between the Company and Panda Energy (“the Panda Energy Loan Agreement”) was converted to 6,515,471 shares of the Company’s common stock, to be issued to PLC II. Upon such conversion, the Panda Energy Loan Agreement and the promissory note evidencing such borrowing was terminated and cancelled. The Purchase Agreement contained standard representations, warranties, covenants and conditions and closed on October 7, 2008.
     On October 7, 2008, in connection with the issuance of the Balkan Warrant, the PLC II Warrant and the Purchase Agreement, the Company entered into a First Amendment to Registration Rights Agreement (the “Amendment”), by and among the Company, Panda Energy, Balkan and Panda Energy Management, LP, a wholly-owned subsidiary of Panda Energy and a party to that certain Registration Rights Agreement, dated as of November 9, 2007 (the “Registration Rights Agreement”). Pursuant to the Amendment, the Registration Rights Agreement was amended to provide the registration rights set forth in the Registration Rights Agreement to the shares acquired by Balkan and PLC II. The Registration Rights Agreement requires the Company to register for resale all covered shares before or on March 31, 2009. In the event that the Company fails to file a registration statement by this date, it will be required to pay to the stockholders that are parties to the agreement partial liquidated damages.
     Management of the Company believes that the borrowings and payments described in this Item 1.01 will be sufficient to complete construction and start-up of the Hereford facility. However, upon expiration of the Waiver, the Borrower may be in default under the Financing Agreement and the Subordinated Financing Agreement, and, depending on market conditions and commodity prices, may need additional financing in order to operate the Hereford facility continuously. There can be no assurance that the Borrower will be able to obtain a waiver to request future borrowings under the Financing Agreement and disbursements under the Depositary Agreement. Although management of the

Company will work to amend or restructure the terms of all or part of the existing debt or to secure additional financing, no assurance can be given that any such amendment, restructuring or transaction may be consummated or that the Company will be able to obtain sufficient funds to fund ongoing operations.
     The foregoing descriptions of the Waiver, the Additional Funding Agreement, the Balkan Warrant, the Purchase Agreement, the PLC II Warrant and the Amendment are summaries only and are qualified in their entirety by the terms of the agreements, which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 and are incorporated herein by reference.
Item 1.02 Termination of a Material Definitive Agreement.
     The information set forth in Item 1.01 of this report with respect to the termination of the Panda Energy Loan Agreement is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth in Item 1.01 of this report with respect to the Waiver and the Additional Funding Agreement is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities.
     The information set forth in Items 1.01 and 5.03 of this report is incorporated herein by reference. The shares described therein were issued pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.
Item 3.03 Material Modification to Rights of Security Holders.
     The information set forth in Item 5.03 of this report is incorporated herein by reference.
Item 5.01 Changes in Control of Registrant.
     In accordance with the Purchase Agreement, on October 7, 2008, Panda Energy acquired beneficial ownership of more than 50% of the common stock of the Company. Prior to the closing of the transactions described in Item 1.01, Panda Energy beneficially owned 47% of the Company’s common stock. After closing of the transactions described in Item 1.01, Panda Energy now beneficially owns 69% of the Company’s common stock. This percentage is calculated based on 54,252,926 shares of common stock outstanding, which is the sum of 38,285,664 shares of common stock currently issued and outstanding after giving effect to the transactions described in Item 1.01, 10,000,000 shares of common stock which may be acquired upon conversion of the Series A Preferred Stock and 5,967,262 shares of common stock which may be acquired pursuant to the exercise of the PLC II Warrant. The information set forth in Item 1.01 of this report with respect to the transactions that resulted in Panda Energy’s acquisition of beneficial ownership of more than 50% of the common stock of the Company is incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Effective as of October 7, 2008, the Company executed a Certificate of Designations for Series A Convertible Preferred Stock (the “Certificate”) creating and providing for the issue of the Series A Preferred Stock. The number of shares constituting the Series A Preferred Stock is 100,000. The holders of Series A Preferred Stock (the “Holders”) shall be entitled to cash dividends at the rate of 12% per annum, payable quarterly on the 30th day of January, April, July and October, respectively, in each year, commencing January 30, 2009, except that if funds are not legally available for the payment of dividends, the Company may pay such dividends in additional shares of Series A Preferred Stock, in an amount of such shares equal to the quotient of dividends payable to such Holder divided by $100. The Series A Preferred Stock has a liquidation preference of $100 per share. The Series A Preferred Stock may be redeemed by the Company at any time at a redemption price of $125 per share plus all accrued and unpaid dividends with respect thereto, and must be redeemed by the Company on October 1, 2013 at a redemption price of $100 per share plus all accrued and unpaid dividends with respect thereto. The Holders have the right, at their option, to convert their shares of Series A Preferred Stock, taken at $100 per share for the purpose of conversion, into shares of common stock of the Company at an initial conversion price of $0.25 per share of common stock. The conversion price is subject to certain anti-dilution adjustments. In addition, the Holders have participation rights with respect to any issuance of common stock by the Company at less than fair market value. The Holders have no voting rights, except as to certain matters that could adversely affect their rights as Holders.
     The foregoing description of the Certificate is a summary only and is qualified in its entirety by the terms of the Certificate which is attached hereto as Exhibit 3.1, and is incorporated herein by reference.
Forward-Looking Statements
     This Current Report on Form 8-K contains forward-looking statements, as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our current expectations, assumptions, beliefs, estimates and projections about our company and the ethanol and other related industries. The forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “should” and variations of such words or similar expressions.
     We caution you that reliance on any forward-looking statement involves risks and uncertainties, and that, although we believe that the assumptions on which our forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and, as a result, the forward-looking statements based on those assumptions could be incorrect. In light of these and other uncertainties, you should not conclude that we will necessarily achieve any plans and objectives or projected financial results referred to in any of the forward-looking statements. We do not undertake to release the results of any revisions of these forward-looking statements to reflect future events or circumstances. Some of the factors that may cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements include, but are not limited to, the time, cost and ability to complete construction of the Hereford facility; our ability to draw additional funds under the Hereford senior credit facility, issues and/or delay arising in connection with the development and construction of the Hereford facility, permits, easements, site conditions, workmanship, process engineering, and conflicts of interest; as well as the risk factors discussed under “Risk Factors” in our Quarterly Report on Form 10-Q filed on August 19, 2008, our Quarterly Report on Form 10-Q filed on May 20, 2008, our Annual Report on Form 10-K filed on April 15, 2008 and our annual, quarterly and periodic reports filed with the Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

3.1	Panda Ethanol, Inc. Certificate of Designations of Series A Convertible Preferred Stock, dated as of October 7, 2008.

10.1	Waiver to Financing Agreement and Depositary and Disbursement Agreement, dated as of October 6, 2008, by and among Panda Hereford Ethanol, L.P., Société Générale and the lenders signatory thereto.

10.2	Amendment and Additional Funding Agreement to Subordinated Debt Financing Agreement, dated as of October 6, 2008, by and between Panda Hereford Ethanol, L.P. and Balkan Ventures LLC.

10.3	Panda Ethanol, Inc. Common Stock Purchase Warrant, dated as of October 6, 2008, by and between Panda Ethanol, Inc. and Balkan Ventures LLC.

10.4	Securities Purchase Agreement, dated as of October 6, 2008, by and between Panda Ethanol, Inc. and PLC II, LLC.

10.5	Panda Ethanol, Inc. Common Stock Purchase Warrant, dated as of October 7, 2008, by and between Panda Ethanol, Inc. and PLC II, LLC.

10.6	First Amendment to Registration Rights Agreement, dated as of October 7, 2008, by and among Panda Ethanol, Inc., Panda Energy International, Inc. and the holders signatory thereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 10, 2008

PANDA ETHANOL, INC.
By:	/s/ Darol Lindloff
Darol Lindloff
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

3.1	Panda Ethanol, Inc. Certificate of Designations of Series A Convertible Preferred Stock, dated as of October 7, 2008.

10.1	Waiver to Financing Agreement and Depositary and Disbursement Agreement, dated as of October 6, 2008, by and among Panda Hereford Ethanol, L.P., Société Générale and the lenders signatory thereto.

10.2	Amendment and Additional Funding Agreement to Subordinated Debt Financing Agreement, dated as of October 6, 2008, by and between Panda Hereford Ethanol, L.P. and Balkan Ventures LLC.

10.3	Panda Ethanol, Inc. Common Stock Purchase Warrant, dated as of October 6, 2008, by and between Panda Ethanol, Inc. and Balkan Ventures LLC.

10.4	Securities Purchase Agreement, dated as of October 6, 2008, by and between Panda Ethanol, Inc. and PLC II, LLC.

10.5	Panda Ethanol, Inc. Common Stock Purchase Warrant, dated as of October 7, 2008, by and between Panda Ethanol, Inc. and PLC II, LLC.

10.6	First Amendment to Registration Rights Agreement, dated as of October 7, 2008, by and among Panda Ethanol, Inc., Panda Energy International, Inc. and the holders signatory thereto.